UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2015

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11657 (Commission File Number)	36-4062333 (IRS Employer Identification No.)

14901 South Orange Blossom Trail, Orlando, Florida	32837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 407-826-5050

____________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(D)    ELECTION OF DIRECTORS

Effective July 9, 2015, the Tupperware Brands Corporation Board of Directors elected Richard T. Riley to its board.  Mr. Riley will serve as a member of the Audit, Finance and Corporate Responsibility Committee.

A copy of the Company’s press release is attached as Exhibit 99.1.

ITEM 9.01(C)      EXHIBITS

Exhibit 99.1         Press release of Tupperware Brands Corporation dated July 9, 2015 announcing the election of Richard T. Riley to the Company’s board of directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date: July 9, 2015	By:	/s/ Thomas M. Roehlk
Thomas M. Roehlk
Executive Vice President, Chief Legal Officer and Secretary